471 P- 2 04/ 09

SUPPLEMENT DATED APRIL 15, 2009

TO THE PROSPECTUS DATED AUGUST 1, 200 8

OF

FRANKLIN MUTUAL RECOVERY FUND

The prospectus is amended as follows:

I. Effective May 1, 2009, t he portfolio management team , under the “Management” section on page 31, is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investing in Distressed Companies, Risk Arbitrage Securities and undervalued securities. The portfolio managers of the team are as follows:

Shawn Tumulty Vice President of Franklin Mutual

Mr. Tumulty has been a manager of the Fund since 2005. He joined Franklin Templeton Investments in 2000.

Christian Correa Portfolio Manager of Franklin Mutual

Mr. Correa has been a manager of the Fund since 2004. He has been an analyst for Franklin Mutual since 2003, when he joined Franklin Templeton Investments. Previously, he covered U.S. risk arbitrage and special situations at Lehman Brothers Holdings Inc.

Shawn Tumulty and Christian Correa are jointly responsible for the day-to-day management of the Fund. The co-portfolio managers have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

kEITH lUH Assistant Portfolio Manager of Franklin Mutual

Mr. Luh has been a portfolio manager of the Fund since May 2009. He has been an analyst for Franklin Mutual since 200 5 , when he joined Franklin Templeton Investments. Previously, he worked in the investment banking group at Volpe Brown Whelan and Co., LLC and the derivative products trading group at BNP.

Please keep this supplement for future reference.